UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2020 (May 27, 2020)

ENERGY FUELS INC.

(Exact Name of Registrant as Specified in Charter)

Ontario	001-36204	98-1067994
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 Union Blvd., Suite 600

Lakewood, Colorado

80228

(Address of Principal Executive Offices, and Zip Code)

(303)974-2140

Registrant's Telephone Number, Including Area Code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	UUUU	NYSE American LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Energy Fuels Inc. (the "Corporation") held its Annual Meeting of Shareholders (the "Meeting") virtually on May 27, 2020. At the Meeting, six (6) proposals were submitted to the shareholders for approval as set forth in the Corporation's definitive proxy statement, filed with the United States Securities and Exchange Commission on April 7, 2020. In total, 50,685,308 Common Shares were present virtually or represented by proxy at the Meeting.

Proposal No. 1 - Election of Directors.

The eight (8) nominees proposed by management for election as directors were elected by the shareholders of the Corporation as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
J. Birks Bovaird	22,366,344	1,830,175	26,488,789
Mark S. Chalmers	23,813,581	382,938	26,488,789
Benjamin Eshleman III	21,803,945	2,392,574	26,488,789
Barbara A. Filas	23,742,530	453,989	26,488,789
Bruce D. Hansen	19,231,003	4,965,516	26,488,789
Dennis L. Higgs	23,833,439	363,080	26,488,789
Robert W. Kirkwood	21,857,246	2,339,273	26,488,789
Alexander G. Morrison	22,390,542	1,805,977	26,488,789

Proposal No. 2 - Appointment of KPMG LLP as Independent Auditors of the Corporation.

The shareholders of the Corporation approved the appointment of KPMG LLP as follows:

	Votes For	Votes Withheld
Appointment of KPMG LLP as independent auditors of the Corporation	50,315,278	370,030

Proposal No. 3 - Non-Binding Advisory Proposal to Approve Named Executive Officer Compensation.

The shareholders of the Corporation approved a non-binding advisory proposal on the compensation of the Corporation's named executive officers, referred to as "Say-on-Pay", as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Non-Binding Advisory Proposal on Named Executive Officer Compensation (Say-on-Pay)	23,060,965	781,912	353,642	26,488,789

Proposals No. 4, 5 & 6 - Non-Binding Advisory Proposal Regarding the Frequency of Future Non-Binding Shareholder Advisory Votes on Say-on-Pay Proposals.

The shareholders of the Corporation approved a non-binding advisory proposal for a three (3)-year frequency for the Corporation's Say-on-Pay vote, referred to as "Say-on-Frequency", as follows:

Non-Binding Advisory Proposal on The Frequency of Voting on Say-on-Pay proposals (Say-on-Frequency)	Votes For	Votes Against	Abstentions	Broker Non-Votes
One (1)-Year Frequency	10,152,524	13,567,477	476,518	26,488,789
Two (2)-Year Frequency	1,442,054	21,686,048	1,068,417	26,488,789
Three (3) -Year Frequency	14,299,549	8,879,478	1,017,492	26,488,789

The Corporation has considered the outcome of Proposals 4, 5 & 6 and determined, consistent with the recommendation of the Corporation's board of directors, that the Corporation will hold future Say-on-Pay votes every three (3) years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY FUELS INC. (Registrant)

Dated: June 1, 2020	By: /s/ David C. Frydenlund David C. Frydenlund Chief Financial Officer, General Counsel and Corporate Secretary